 Exhibit 99.1

FOR IMMEDIATE RELEASE

Company Contacts:	Investor Relations:
Stephen Ross	Ron Both
Chief Financial Officer	Managing Director
Remedent, Inc.	Liolios Group, Inc.
Tel 310-922-5685	Tel 949-574-3860
stephenr@remedent.com	info@liolios.com

Remedent Reports Fiscal Second Quarter 2010 Results

Remedent to Reveal New Corporate Website on November 19 and Host a
Conference Call at 11:00 a.m. ET

DEURLE, BELGIUM and LOS ANGELES, CA — November 17, 2009 — Remedent, Inc. (OTCBB: REMI), an international company specializing in the research, development, and manufacturing of oral care and cosmetic dentistry products, reported results for the fiscal second quarter ended September 30, 2009 (in U.S. dollars).

Net sales in the second quarter decreased 36% to $1.8 million from $2.8 million in the same year-ago quarter.

Loss from operations in the second quarter was $994,000, as compared to a loss from operations of $359,000 in the same year-ago quarter, and was primarily attributable to the planned U.S. reorganization.

Net loss for the second quarter totaled $839,000 or $(0.04) per share (after minority interest and based on 20 million weighted average basic shares outstanding), as compared to a net loss of $4.7 million or $(0.25) per share (based on 19 million weighted average basic shares outstanding) in the same year-ago quarter. The net loss in the second fiscal quarter included a charge of $160,000 for warrants issued during the quarter, as compared the year-ago quarterly loss which included a $4.3 million charge for warrants issued.

Cash and cash equivalents totaled $1.7 million at September 30, 2009 as compared to $1.8 million at March 31, 2009.

Management Commentary
“This quarter followed a transitional quarter when we took more control over our future by establishing a new worldwide production facility in China,” said Guy De Vreese, CEO of Remedent. “Our goal has been to prepare for increasing demand and improve margins, but still maintain or even improve the quality of our dental veneers. We achieved this in the second quarter and are now able to deliver veneers at exceptional thinness and durability, which are second to none in the industry. We have brought this new facility up to speed and are producing timely shipments with higher capacity.

“As I mentioned last quarter, we are beginning to emerge from a pivotal stage in our development with a new operational structure designed to leverage the proven potential of our unique veneer technology, as well as our revolutionary, patent-pending FirstFit™ system for crowns and bridges.”

New Remedent Web Site
On November 19, Remedent will unveil a new corporate website at www.Remedent.com featuring its latest dental technologies. This includes GlamStrip for the single-motion application of dental veneers, and FirstFit, a revolutionary solution for dental bridges and crowns. The highly interactive website will feature new before and after images as well as engaging videos.

The site will also provide coverage of the FirstFit presentation at the Den-Mat Education Destination Seminar in Las Vegas, which was held on November 7. The presentation was conducted by Remedent’s CEO, Guy De Vreese, with the Belgian inventor of FirstFit, Dr. Evelyne Jacquemyns, presenting live via webcast from one of Remedent’s international GlamSmile locations in Dubai, UAE. The event represented the first official presentation of the new bridge and crown technology to dentists in the United States.

Teleconference Information
Remedent will host a conference call on Thursday, November 19, 2009 at 11:00 a.m. Eastern time to discuss these results. A question and answer session will follow management’s presentation. To participate in the call, dial the appropriate number 5-10 minutes prior to the start time, request the Remedent conference call and provide the conference ID.

Date: Thursday, November 19, 2009
Time: 11:00 a.m. Eastern time (8:00 a.m. Pacific time)
Dial-In Number: 1-800-895-1241
International: 1-785-424-1056
Conference ID#: 7REMEDENT

A simultaneous webcast and replay of the call will be accessible via this link: http://viavid.net/dce.aspx?sid=00006DEA.

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization and ask you to wait until the call begins. If you have any difficulty connecting with the conference call, please contact the Liolios Group at 1-949-574-3860.

A telephone replay of the call will be available from 2:00 p.m. Eastern time on the same day until December 19, 2009.

Toll-free replay number: 1-800-723-0394
International replay number: 1-402-220-2649
(No passcode required)

About Remedent
Remedent, Inc. specializes in the research, development, manufacturing and marketing of oral care and cosmetic dentistry products. The company serves professional dental industry with breakthrough technology for dental veneers, bridges and crowns that are recognized worldwide for their technological superiority and ease-of-application. These products are supported by a line of professional veneer whitening and teeth sensitivity solutions. Headquartered in Belgium, Remedent distributes its products to more than 35 countries worldwide. For more information, go to www.remedent.com.

Statement under the Private Securities Litigation Reform Act of 1995
Statements in this press release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause Remedent’s actual operating results to be materially different from any historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe these risks and uncertainties, readers are urged to consider statements that contain terms such as "believes," "belief," "expects," "expect," "intends," "intend," "anticipate," "anticipates," "plans," "plan," “projects,” “project,” to be uncertain and forward-looking. Actual results could differ materially because of factors such as Remedent’s ability to achieve the synergies and value creation contemplated by our distribution and licensing agreements. For further information regarding risks and uncertainties associated with Remedent’s business, please refer to the risk factors described in Remedent’s filings with the Securities and Exchange Commission, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

REMEDENT, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2009 (unaudited)	March 31, 2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,686,372	$1,807,271

Accounts receivable, net of allowance for doubtful accounts of $37,474 at September 30, 2009 and $33,966 at March 31, 2009	880,956	3,208,120
Inventories, net	2,081,658	1,937,946
Prepaid expenses	1,387,059	1,310,900
Total current assets	6,036,045	8,264,237
PROPERTY AND EQUIPMENT, NET	1,246,287	1,024,999
OTHER ASSETS
Long term investments and advances	750,000	750,000
Patents, net	129,447	163,106
Total assets	$8,161,779	$10,202,342
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion, long term debt	$73,109	$78,798
Line of Credit	728,400	660,200
Accounts payable	1,091,131	1,398,420
Accrued liabilities	754,450	1,590,360
Income taxes payable	37,964	39,339
Total current liabilities	2,685,054	3,767,117
Long term debt less current portion	316,535	100,542
Total liabilities	3,001,589	3,867,659

EQUITY:
REMEDENT, INC. STOCKHOLDERS’ EQUITY
Preferred Stock $0.001 par value (10,000,000 shares authorized, none issued and outstanding)	—	—
Common stock, $0.001 par value; (50,000,000 shares authorized, 19,995,969 shares issued and outstanding at September 30, 2009 and March 31, 2009)	19,996	19,996
Treasury stock, at cost; 723,000 shares at September 30, 2009 and March 31, 2009	(831,450)	(831,450)
Additional paid-in capital	24,468,843	24,106,055
Accumulated deficit	(18,604,242)	(17,216,028)
Accumulated other comprehensive (loss) (foreign currency translation adjustment)	(522,266)	(640,595)
Total Remedent, Inc. stockholders’ equity	4,530,881	5,437,978
Non-controlling interest	629,309	896,705
Total stockholders’ equity	5,160,190	6,334,683
Total liabilities and equity	$8,161,779	$10,202,342

REMEDENT, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	For the three months ended
	September 30,
	2009	2008

Net sales	$1,780,301	$2,771,079
Cost of sales	1,302,237	785,453
Gross profit	478,064	1,985,626
Operating Expenses
Research and development	54,522	47,415
Sales and marketing	137,076	840,207
General and administrative	1,102,634	1,273,723
Depreciation and amortization	177,914	183,111
TOTAL OPERATING EXPENSES	1,472,146	2,344,456
INCOME (LOSS) FROM OPERATIONS	(994,082)	(358,830)
OTHER INCOME (EXPENSES)
Warrants issued	(159,888)	(4,323,207)
Interest expense	(39,207)	(44,836)
Interest income	25,160	39,845
TOTAL OTHER INCOME (EXPENSES)	(173,935)	(4,328,198)

NET LOSS	(1,168,017)	(4,687,028)

LESS: NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(329,234)	-

NET LOSS ATTRIBUTABLE TO REMEDENT, INC. Common Stockholders	$(838,783)	$(4,687,028)

LOSS PER SHARE
Basic and fully diluted	$(0.04)	$(0.25)
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and fully diluted	19,995,969	18,968,717